Exhibit 99.1
Waste Services, Inc. Investor Presentation March 2007

Safe Harbor for Forward-Looking Statements Certain matters discussed in this presentation are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements describe the company's future plans, objectives and goals. These forward-looking statements involve risks and uncertainties which could cause actual results to differ materially from the plans, objectives and goals set forth in this presentation. Factors which could materially affect such forward-looking statements can be found in the company's periodic reports filed with the Securities and Exchange Commission, including risk factors detailed in the company's Form 10-K for the year ended December 31, 2006. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made in this presentation are only made as of the date hereof and Waste Services undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

Company Overview Multi-regional integrated solid waste services company 9th largest solid waste company in North America Strong, mature operations across Canada - national presence Disposal-based growth strategy underway in the U.S. - focus in Florida $424.1 million LTM revenue and $78.6 million LTM Adjusted EBITDA (1) Record annual results for 2006 2007 public guidance: $500 million revenue, with ~6% organic growth $110 to $115 million Adjusted EBITDA 36 collection operations, 9 landfills, 20 transfer stations, 13 MRFs Over $250 million common equity invested since 2001 by management and insiders (1) Explanation of EBITDA and Adjusted EBITDA provided on page 19.

Business Overview Canada Free cash flow generator with strong organic growth Leading market positions in Ontario, Alberta and British Columbia Favorable disposal position (with third parties) as largest independent hauler Revenue and EBITDA CAGR of 7.1% and 16.5%, respectively, since 2002 United States Well-positioned to deliver strong organic growth with assets in place Long life disposal assets in Florida and Texas provide platforms for growth J.E.D. Landfill (FL) >30 years permitted capacity; Texas >100 years Sunbelt markets with high population and economic growth Changing market dynamics - pricing climate, disposal capacity Tuck-in and swap opportunities

Senior Management Team The Company has one of the most experienced operational management teams in the solid waste industry David Sutherland-Yoest Chairman & Chief Executive Officer Over 25 years industry experience Former SVP - Atlantic Region, Waste Management Former Vice Chairman, President & COO, USA Waste Ivan Cairns EVP, General Counsel & Corporate Secretary Former SVP & General Counsel of Laidlaw International Inc. and its predecessor for over 20 years Chuck Wilcox President & Chief Operating Officer Over 25 years industry experience Former SVP at Waste Management Bill Hulligan EVP of Operations Over 30 years industry experience Former President, Waste Management North America Stanley Sutherland EVP, Western Canada Over 40 years industry experience Previously held executive positions with Canadian Waste Services and Browning-Ferris Rob Ross VP, Eastern Canada Over 20 years industry experience Former COO, Waste Services, Inc. (Ottawa) Ed Johnson EVP & Chief Financial Officer Over 20 years of senior finance experience Former CFO at Attwoods Plc

Diversified Revenue Base Geography Line of Business LTM Revenue: $424.1 Million

Company Update Refinanced and eliminated Kelso Preferred Stock in December 2006 - $103 million accreted value $94 million common equity investment from Michael DeGroote, Kelso and Prides Capital Completed acquisitions of Pro Disposal and SLD Landfill (southwest Florida) in December - established integrated market position in Ft. Myers / Naples Financed with Term Loan add-on Targeting completion of South Florida / Arizona swap transaction with Allied Waste by March 31 Continue to target unprofitable revenue in Florida municipal contract portfolio $40 million reduction in annual revenue since 2004 through divestiture and contract expiration - contracts contributed no EBITDA Recent Accomplishments

Operating Initiatives Revenue Management Landfill Volume and Internalization Cost Management Continue to aggressively target under-priced accounts 2006 price growth of 6.8% (4.9% excl. fuel surcharges) Q4 price growth of 6.3% - pricing environment remains healthy 2006 landfill volume up 27% Transfer station network in Orlando market drives internalization into J.E.D. Landfill - now over 50% Will become fully internalized in C&D in Tampa and Ft. Myers / Naples markets in 2007 Fuel surcharge program implemented in Q3 2005 - have recovered all of fuel cost increases since then Maintenance, safety / insurance Overhead

Key Operating Trends Q1 05 Q2 05 Q3 05 Q4 05 2005 Q1 06 Q2 06 Q3 06 Q4 06 2006 Organic Revenue Growth: Volume Growth 13.2% 8.3% 4.9% 5.6% 7.1% 6.3% 5.0% 2.4% 2.1% 3.6% Price - Core 6.3% 3.6% 3.4% 4.1% 4.1% 4.5% 4.7% 4.5% 5.2% 4.9% Price - Fuel Surcharge 0.5% 1.7% 2.7% 1.8% 1.9% 2.2% 2.9% 1.7% 1.1% 1.9% Total Organic Growth 20.0% 13.6% 11.0% 11.5% 13.1% 13.0% 12.6% 8.6% 8.4% 10.4% % of Revenue: S,G&A (1) 15.4% 12.9% 12.3% 12.5% 13.2% 14.5% 12.0% 10.9% 12.5% 12.4% Operating Expenses (1) 43.4% 44.5% 44.5% 43.1% 43.9% 43.4% 42.6% 42.2% 41.7% 42.4% (1) Adjusted to exclude non-recurring items per Credit Agreement definition of EBITDA. Consistent Improvement in Performance

South Florida / Arizona Transaction Simultaneous purchase and sale of assets with Allied Waste Purchase: Allied South Florida assets Cash purchase price of $63 MM Collection operation, MSW transfer station and MRF located in Miami Currently internalizing ~500 TPD to J.E.D. Landfill via transfer station (permitted for 800 tons per day) Sale of Arizona operations for $53 MM in cash Initial net cash outflow of ~$17 MM and net annual EBITDA benefit of ~$10 MM Transaction is de-leveraging on pro forma basis Strengthens position in Florida to strong #2 competitor and establishes position in largest market in Florida Received DOJ approval for Arizona sale in January; currently obtaining Miami consents Targeted close: March 31, 2007 Transaction Overview

Florida Operations The Company is the #2 player by revenue in Florida Revenue: ~$300 MM pro forma 12 collection operations, 10 transfers, 6 MRFs, 4 landfills (pro forma) Strong positions in all major markets - Orlando, Tampa, Miami, Ft. Myers / Naples, Jacksonville JED Landfill is central strategic asset with +30 yrs permitted capacity Miami-Dade acquisition to further increase volume to JED Landfill Acquisitions in 2006 created vertically- integrated operations in Tampa, Ft. Myers and Naples markets Collection Transfer Station Landfill ? MRF ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? Note: Figures and locations are presented pro forma for all announced acquisitions ? ?

Canada Operations - Eastern Canada Revenue: $114 MM 15 collection ops, 9 transfers, 5 MRFs, 1 landfill (C&D) #1 or #2 market share in majority of local markets served ~315 routes ~270,000 customers Profitable municipal contract opportunities Target volume growth at Ottawa landfill Tuck-in acquisitions Collection Transfer Station Landfill ? MRF ? The Company is a leading competitor throughout Ontario ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ? ?

Canada Operations - Western Canada The Company is a leading competitor in Alberta and British Columbia Collection Transfer Station Landfill ? MRF ? ? ? ? ? ? ? ? ? ? Revenue: $74 MM 8 collection ops, 2 transfer stations, 2 landfills #1 or #2 market share in majority of local markets served ~185 routes ~300,000 customers Dominant service provider in Edmonton market Target special waste volumes at landfill in Alberta - oil sand activity

Landfill (MSW) in Fort Bend County with +100 years permitted capacity Transfer station located in southwest Houston Focused on ramping up volumes in landfill through transfer station Currently building collection operation (start-up) to internalize volume to the landfill Texas Operations Transfer Station Landfill

Financial Summary 2004 2005 2006 2007E Revenue 310.8 382.4 424.1 500 2004 2005 2006 2007E EBITDA 37.7 55.9 78.6 112.5 2004 2005 2006 2007E EBITDA Margin 0.121 0.146 0.185 0.225 2004 2005 2006 Total Leverage 6.43 5.13 4.52 Revenue Adjusted EBITDA (1) Adj EBITDA Margin Total Debt / EBITDA (Credit Agreement) 04-06: CAGR: 44% 04-06: CAGR: 17% (1) Explanation of EBITDA and Adjusted EBITDA provided on page 19. Note: 2007E figures are based on public guidance; 2007E Adjusted EBITDA is midpoint of public guidance range.

LTM Financial Summary (1) Explanation of EBITDA and Adjusted EBITDA provided on page 19. Note: All figures include discontinued operations. Pro Forma LTM reflects full-year contribution from acquisitions and divestitures.

Capitalization and Credit Statistics (1) LTM EBITDA for calculation of credit statistics includes pro forma impact of acquisitions and divestitures per Credit Agreement.

Financial Strategy Recent Events Refinanced and eliminated Kelso Preferred - $103 million accreted value $94 million common equity; remainder refinanced under Credit Facility Financed acquisitions of Pro Disposal and SLD Landfill with Term Loan add-on Near-term Objectives Complete Allied swap transaction and USA Recycling acquisition Ongoing Financial Strategy Minimize reliance on Revolver and enhance liquidity Continue to improve credit statistics and pursue ratings upgrades Maintain prudent capitalization while financing growth strategy

Key Investment Themes Stable revenue and cash flow streams Recession-resistant business, providing a necessary and essential service Diversified revenue by geography, waste stream and customer Majority of revenue under contracts ranging from 1-5 years Strong market positions with critical mass and density in Canada and Florida Long-lived disposal assets in attractive markets Financial results and credit statistics consistently improving Experienced management team Disciplined operating strategy - focusing on the basics

Appendix: Adjusted EBITDA EBITDA and EBITDA as defined in our credit agreement ("Adjusted EBITDA") are non-GAAP measures used by management to measure performance. We also believe that EBITDA and Adjusted EBITDA may be used by certain investors to analyze and compare our operating performance between accounting periods and against the operating results of other companies that have different financing and capital structures or tax rates and to measure our ability to service our debt. In addition, management uses EBITDA, among other things, as an internal performance measure. Our lenders also use Adjusted EBITDA to measure our ability to service and/or incur additional indebtedness under our credit facilities. However, EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for net income, cash flows or other financial statement data prepared in accordance with US GAAP or as a measure of our performance, profitability or liquidity. EBITDA and Adjusted EBITDA are not calculated under US GAAP and therefore are not necessarily comparable to similarly titled measures of other companies. Non-cash charges include impairment of deferred acquisition costs, stock-based compensation expense, and gains and losses on foreign exchange and asset sales. Other excludable expenses include professional fees for certain litigation, severance, and other non-recurring costs.